ACQUISITION AGREEMENT

    AGREEMENT dated     day of May, 2002 ("the Agreement"), by,
between and among INFOBOOTH, INC., a company incorporated under the laws of the state of Delaware (hereinafter "INFOBOOTH"), the persons listed on Exhibit A attached hereto and made a part hereof, being all of the shareholders and executive officers of INFOBOOTH (hereinafter referred to as ("MANAGEMENT"); REDCELL CANADA, INC., a company incorporated under the laws of the province of Alberta having its principal place of business at 1250-999 West Hastings Street, Vancouver, British Columbia V6C 2W2 (hereinafter referred to as "REDCELL"); and the persons listed on Exhibit "A" attached hereto and made a part hereof, (hereinafter referred to as the "SELLERS").

  WHEREAS, the SELLERS own a total of 100,000 shares of common stock, no par value, of REDCELL, said shares representing one hundred (100%) percent of the issued and outstanding common stock of REDCELL .

  WHEREAS, the SELLERS desire to sell and INFOBOOTH desires to purchase one hundred percent (100%) of the outstanding shares of common stock of REDCELL;

  NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

  1. Purchase and Sale - The SELLERS hereby agree to sell, transfer, assign and convey to INFOBOOTH and INFOBOOTH hereby agrees to purchase and acquire from the SELLERS, a total of 100,000 shares of common stock of REDCELL, which equates to one hundred percent (100%) percent of all of REDCELL's currently issued and outstanding common stock ("the REDCELL Common Shares"), in a tax-free stock-for-stock acquisition.

  2. Purchase Price - The aggregate purchase price to be paid by INFOBOOTH for the REDCELL Common Shares shall be 8,000,000 newly issued shares of INFOBOOTH $0.001 par value voting common stock (the "INFOBOOTH Common Shares"). The INFOBOOTH Common Shares will be issued to the individual SELLERS in accordance with Exhibit "A-1" attached hereto.
  As a result of the issuance of the INFOBOOTH Common Shares, Sellers shall own approximately ninety six (96%) percent of the outstanding shares of INFOBOOTH, Inc., resulting in an approximate total issued amount of common stock in the sum of 8,282,950 shares.

  3. Warranties Representations and Covenants of REDCELL and REDCELL PRINCIPALS - In order to induce INFOBOOTH to enter into this Agreement and to complete the transaction contemplated hereby, REDCELL and its principal executive officers (hereinafter referred to as the "REDCELL PRINCIPALS", jointly and severally warrant and represent to INFOBOOTH that:

  (a) Organization and Standing. REDCELL is a corporation duly organized, validly existing and in a good standing under the laws of the province of Alberta and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto as Exhibit "B" are true and correct copies of REDCELL's Certificate of Incorporation, amendments thereto and all current\by-laws of REDCELL. No changes thereto will be made in any of the Exhibit "B" documents before the closing. REDCELL has no subsidiaries except as listed or any investments or ownership interests in any corporation, partnership, joint venture or other business enterprise which is material to its business.

  (b) Capitalization. As of the Closing Date of REDCELL 's entire authorized equity capital consists of an unlimited number of common shares of no par value, of which 100,000 shares of Common Stock will be outstanding as of the Closing. As of the Closing Date, there will be no other voting or equity securities authorized or issued, nor any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which REDCELL or the SELLERS are bound, calling for the issuance of any additional shares of common stock or any other voting or equity security. The 100,000 issued and outstanding REDCELL Common Shares to be transferred by SELLERS constitutes one hundred (100%) percent of the currently issued and outstanding shares of Common Stock of REDCELL, which includes inter-alia, that same percentage of REDCELL's voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

  (c) Ownership of REDCELL Shares. Each SELLER warrants and represents, severally, that as of the date hereof, such SELLER is the sole owner of the REDCELL Common Shares listed by his or her name on Exhibit "A", free and clear of all liens, encumbrances, and restrictions whatsoever, except that the REDCELL Common Shares so listed have not been registered under the Securities Act of 1933, as amended (the "33 Act"), or any applicable State Securities laws. By SELLERS' transfer of the REDCELL Common Shares to INFOBOOTH pursuant to this Agreement. INFOBOOTH will thereby acquire 100% of the outstanding capital stock of REDCELL, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that the REDCELL Common Shares will not have been registered under the '33 Act, or any applicable State securities laws.

 (d) Taxes. REDCELL warrants and represents that there are no outstanding tax liens or judgments against REDCELL as of the date of closing, nor, to the best of the company's knowledge is there a potential for a tax lien or judgment to be filed against the company.

 (e)   Pending Actions.   There are no known material legal
       actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting REDCELL, or against the REDCELL PRINCIPALS that arrive out of their operation of REDCELL, except as described in Exhibit "C" attached hereto. REDCELL is not knowingly in material violation of any law, material ordinance or regulation of any kind whatever, including, but not Inc to laws, rules and regulations governing the sale of its services, the 33 Act, the Securities Exchange Act of 1934, as amended (the "34 Act"), the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state or nation.

  (f)  Ownership of Assets. Except as set forth in Exhibit
       "E" attached hereto, REDCELL has good, marketable title, without any liens or encumbrances of any nature whatever, to all of the following, if any; assets, properties and rights of every type and description, including, without limitation, all cash on hand and in banks, certificates of deposit, stocks, bonds, and other securities, good will, customer lists, its corporate name and all variants thereof, trademarks and trade names, copyrights and interests thereunder, licenses and registrations, pending licenses and permits and applications therefor, inventions, processes, know-how, trade secrets, real estate and interests therein and improvements thereto, machinery, equipment, vehicles, notes and accounts receivable, fixtures, rights under agreements and leases, franchises, all rights and claims under insurance policies and other contracts of whatever nature, rights in funds of whatever nature, books and records and all other property and rights of every kind and nature owned or held by REDCELL as of this date, and will continue to hold such title on and after the completion of the transactions contemplated by this Agreement; nor, except in the ordinary course of its business, has REDCELL disposed of any such asset since the date of the most recent balance sheet described in Section 3(0) of this Agreement.

  (g)  No Interest in Suppliers, Customers, Landlords or
       Competitors. Neither REDCELL PRINCIPALS nor any member of their families have any material interest of any nature whatever in any supplier, customer, landlord or competitor of REDCELL .

  (h)  No Debt Owed by REDCELL to REDCELL PRINCIPALS.
       Except as set forth in Exhibit "F" attached hereto, REDCELL does not owe any money, securities, or property to either the REDCELL PRINCIPALS or any member of their families or to any company controlled by such a person, directly or indirectly. To the extent that the REDCELL PRINCIPALS may have any undisclosed liability to pay any sum or property to any such person or equity or any member of their families such liability is hereby forever irrevocably released and discharged.

  (i) Complete Records. All of REDCELL's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

  (j) No Misleading Statements or Omissions. Neither this Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to INFOBOOTH in connection herewith, contains any materially misleading statement or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

  (k) Validity of this Agreement. All corporate and other proceedings required to be taken by the SELLERS and by REDCELL in order to enter into and carry out this Agreement have been duly and properly taken. This Agreement has been duly executed by the SELLERS and by REDCELL, and constitutes the valid and binding obligation of each of them, enforceable in accordance with its terms except to the extent Inc by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms and conditions of, or constitute a default under or violate, REDCELL's Certificate of Incorporation or By-Laws, or any material agreement, lease, mortgage, bond, indenture, license or other material document or undertaking, oral or written, to which REDCELL or the SELLERS is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any law, rule or regulation or any order, with injunction or decree, of any court, regulatory agency or other governmental body; and the business now conducted by REDCELL can continue to be so conducted after completion of the transaction contemplated hereby, with REDCELL as a wholly owned subsidiary of INFOBOOTH.

 (l)   Concepts and Approvals: Compliance with Laws.
       Neither REDCELL nor the SELLERS are required to make any filing with, or obtain the consent or approval of, any person or entity as a condition to the consummation of the transactions contemplated by this Agreement. The business of REDCELL has been operated in material compliance with all laws, rules, and regulations applicable to its business, including, without limitation, those related to securities matters, trade matters, environmental matters, public health and safety, and labor and employment.

  (m) Access to Books and Records. INFOBOOTH will have full and free access to REDCELL 's books during the course of this transaction prior to Closing, during regular business hours, on reasonable notice.

  (n)  REDCELL Financial Statements.  Before Closing,
       REDCELL's financial statements as of and for the period from inception to December 31, 2001, will be provided to INFOBOOTH and will be annexed hereto as Exhibit "G"; the REDCELL financial statements will accurately describe REDCELL's financial position as of the dates thereof. The REDCELL financial statements will have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (or as permitted by regulation S-X, S-B, and/or the rules promulgated under the 33 Act and the 34 Act) and for the period from inception to December 31, 2001 audited by independent certified public accountants with SEC experience.

  (o) REDCELL's Corporate Summary. REDCELL's most recent Business Plan, (attached hereto as Exhibit "L") accurately describes REDCELL 's business assets, proposed operations and management as of the date thereof; since the date of the Corporate Plan, there has been no material adverse change in the Business Plan and no material adverse change in REDCELL; provided that no warranties or representations are made as to any financial projections.

4. Warranties, representations and Covenants of INFOBOOTH AND MANAGEMENT OF INFOBOOTH ("MANAGEMENT"). In order to induce the SELLERS and REDCELL to enter into this Agreement and to complete the transaction contemplated hereby, INFOBOOTH AND MANAGEMENT jointly and severally warrant, represent and covenant to REDCELL and SELLERS that :

       (a) Organization and Standing. INFOBOOTH is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, will be qualified to do business as a foreign corporation in every other state and jurisdiction in which it operates to the extent required by the laws of such states or jurisdictions, and will have full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. INFOBOOTH has no subsidiaries or any other investments or ownership interests in any corporation, partnership, joint venture or other business enterprise.

       (b) Capitalization. INFOBOOTH's entire authorized equity capital consists of 25,000,000 shares of voting common stock, $0.001 par value. As of the Closing, will have issued and outstanding 282,950 shares of voting common stock, $0.001 par value and no shares of preferred stock issued. Upon issuance, all of the INFOBOOTH Common Stock will be validly issued, fully paid and non-assessable. The relative rights and preferences of INFOBOOTH's equity securities are set forth on the Certificate of Incorporation, as amended and INFOBOOTH's By-laws (Exhibit "H" hereto). There are no other voting or equity securities authorized or issued, not any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which INFOBOOTH is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security. The By-laws of INFOBOOTH provide that a simple majority of the shares voting at a stock holders' meeting at which a quorum is present may elect all of the directors of INFOBOOTH. Cumulative voting is not provided for by the By-Laws or Certificate of Incorporation of INFOBOOTH.

(c) Ownership of Shares. By INFOBOOTH's issuance of the INFOBOOTH Common Shares to the SELLERS pursuant to this Agreement, the SELLERS will thereby acquire good, absolute marketable title thereto, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such INFOBOOTH shares will not have been registered under the 33 Act, or any applicable state securities laws.


(d) Significant Agreements. INFOBOOTH is not and will not at Closing be bound by any of the following:

     (i) Employment, advisory or consulting contract (except as described in Section 12 herein).
     (ii) Plan providing for employee benefits of any nature.
     (iii)     Lease with respect to any property or equipment.
     (iv)      Contract of commitments for any current
            expansion.
     (v) Contract or commitment pursuant to which it has assumed, guaranteed, endorsed or otherwise become liable for any obligation of any other person, firm or organization.
     (vi) Contract, agreement, understanding, commitment or arrangement either than in the normal course of business, not set forth in the Agreement or an Exhibit hereto.
     (vii) Agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery of payment of securities when due, and which remains unsettled upon the date of this Agreement.

(e) Taxes. INFOBOOTH has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid all taxes as shown on such returns. All of such returns are true and complete. INFOBOOTH's income tax returns have never been audited by say authority empowered to do so.

(f) Disclosure of Liabilities. As of the Closing Date, INFOBOOTH will have no other liabilities of any kind or nature, fixed or contingent, except those identified in its most recent financial statements filed with the Securities and Exchange Commission and except for the costs, including legal and accounting fees and other expenses, in connection with this transaction, for which INFOBOOTH agrees to be responsible and to pay in full at or before the Closing.

(g) No Pending Actions. To the best of management's knowledge, there are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened against or affecting INFOBOOTH, or against any of the INFOBOOTH MANAGEMENT and arising out of their operation of INFOBOOTH. INFOBOOTH has been in compliance with, and has not received notice of violation of any law, ordinance of any kind whatever, including, but not Inc to, the 33 Act, the Rules and Regulations of the SEC, or the Securities Laws and Regulations of any sale. INFOBOOTH is not an investment company as defined in, or otherwise subject to regulation under, the Investment Company Act of 1940. INFOBOOTH is not required to file reports pursuant to either Section 13 or Section 15 (d) of the 34 Act.

(h) Corporate Records. All of INFOBOOTH's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation; all of said books and records will be made available for inspection by REDCELL's authorized representatives prior to the Closing as provided by Section 4(I) herein, and will be delivered to INFOBOOTH's new management at the Closing.

(i) No Misleading Statements or Omissions. Neither this agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to REDCELL in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

(j) Validity of this Agreement. All corporate and other proceedings required to be taken by INFOBOOTH in order to enter into and to carry out this Agreement will have been duly and properly taken at or before the Closing. This Agreement has been duly executed by INFOBOOTH, constitutes a valid and binding obligation of INFOBOOTH enforceable in accordance with its terms. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, INFOBOOTH's Certificate of Incorporation- or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which INFOBOOTH is a party or is bound or may be affected nor will such execution, delivery and carrying out violate any law, rule or regulation or any order, writ, injunction or decree of any court, regulatory agency or other governmental body.

(k)  Consents and Approvals, Compliance with Laws.
     Except for the notices to be filed as described in Section 7(a)(v) herein, neither REDCELL nor MANAGEMENT is required to make any filing with, or obtain the consent or approval of, any person or entity as a condition to the consummation of the transactions contemplated by this Agreement. The business of INFOBOOTH has been operated in compliance with all laws, rules and regulations applicable to its business, including, without limitation, those related to securities matters, trade matters, environmental matters, public health and safety, and labor and employment.

(l) Access to Books and Records. REDCELL and SELLERS will have full and free access to REDCELL's books and records during the course of this transaction prior to and at the Closing on reasonable notice.

(m) INFOBOOTH Information. INFOBOOTH is a company currently reporting with the Securities and Exchange Commission and REDCELL and SELLERS acknowledge their opportunity to review the relevant filings with the Securities and Exchange Commission which accurately reflect the information relating to INFOBOOTH and the financial condition of INFOBOOTH. There will have been no material change in the business, assets or condition (financial or otherwise) of INFOBOOTH since the date of INFOBOOTH'S most recent filing with the Securities and Exchange Commission to the Closing.

(n)  INFOBOOTH Financial Condition. As of the Closing,
     INFOBOOTH will have no assets or liabilities, except as disclosed in its most recent filing with the Securities and Exchange Commission.

(o)  Directors and Shareholders Approval.  As of the
     Closing, INFOBOOTH's Board of Directors and Shareholders, by meeting or consent shall have properly authorized the matters described in section 7(a)(iv)herein.

(p)  The INFOBOOTH Shares.  All of the INFOBOOTH Common
     Shares issued to SELLERS shall be validly issued, fully-paid non-assessable shares of INFOBOOTH Common Stock, with full voting rights, dividend rights, and right to receive the proceeds of liquidation , if any, as set forth in INFOBOOTH's Certificate of Incorporation.

  5. Term: Indemnification. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of this Agreement and payment pursuant thereto. SELLERS hereby agree, jointly and severally, to indemnify, defend, and hold harmless INFOBOOTH and its shareholders from and against any damage, loss, liability, or expense (including without limitation, reasonable expenses of investigation and reasonable attorney's fees) arising out of any material breech of any representation, warranty, covenant, or agreement made by REDCELL or SELLERS in this Agreement.

6.  Restricted Shares: Legend.  The total amount of the
    INFOBOOTH Common Shares     issued to SELLERS hereunder will
    be "restricted securities" as defined in Rule 144 under the 33 Act and each stock certificate issued to SELLERS hereunder, will bear the usual restrictive legend to such effect. Appropriate Stop Transfer instructions will be given to INFOBOOTH'S stock transfer agent.

7.   Conditions Precedent to Closing.  (a) The obligations of
     REDCELL and the SELLERS under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

       (i) That REDCELL's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time, and MANAGEMENT will deliver an executed certification confirming the foregoing;

       (ii) That REDCELL and REDCELL's MANAGEMENT shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

       (iii) That REDCELL's directors and shareholders, by proper and sufficient vote taken either by consent or at a meeting duly and properly called and held, shall have properly approved all of the matters required to be approved by REDCELL's directors and shareholders, respectively;

       (iv) That REDCELL's Board of Directors, by proper and sufficient vote, shall have approved this Agreement and the transactions contemplated hereby; approved the change of INFOBOOTH's corporate name to REDCELL POWER CORPORATION; approved the resignation of all of INFOBOOTH's current directors and the election of up to three designees of REDCELL to serve as directors in place of INFOBOOTH's current directors; and will have approved such other changes as are consistent with this Agreement and approved by REDCELL and INFOBOOTH; and

  (b)    The obligations of INFOBOOTH and INFOBOOTH'S
  MANAGEMENT under this Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

       (i) That INFOBOOTH's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time and INFOBOOTH shall deliver an executed certification confirming the foregoing;

       (ii) That INFOBOOTH shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of Closing; and

       (iii) That INFOBOOTH's directors and shareholders, by proper and sufficient vote taken either by consent or at a meeting duly and properly called and held, shall have properly approved all of the matters required to be approved by INFOBOOTH's directors and shareholders, respectively;


8.  Further Conditions and Representations.
    Notwithstanding the representations made herein, in order to induce INFOBOOTH to enter into the instant Agreement, REDCELL and SELLERS make the following representations and undertake to perform the following which shall survive closing of this transaction.

  (a) That immediately subsequent to the transaction, Messrs. Shane Henty Sutton, David Sutton and Peter Moulinos shall resign as officers and directors of INFOBOOTH, and their respective shareholding in Infobooth, and that of Karela Giselle Pty Ltd., shall be canceled. In consideration of such cancellation, the parties shall receive an undisclosed payment from the shareholders of Redcell Canada Inc.

  (b)  That INFOBOOTH shall change its name to REDCELL POWER
       CORPORATION and that a 1 for 10 reverse split of the outstanding shares of common stock of the company shall be effectuated.

  (c) That within thirty (30) days of the closing of this Agreement, the newly appointed Board of Directors and Management of INFOBOOTH shall have taken all steps necessary to obtain updated consolidated audited financial records of the newly merged company, pursuant to Regulation S-X, for the purpose of filing the same with the Securities and Exchange Commission;

  (d) That within thirty (30) days of the closing of this Agreement, the newly appointed Board of Directors and Management of INFOBOOTH shall have taken all steps necessary to file a Form 15(c)2-11 with the NASD and obtain a trading symbol for the company and insure that the company's common stock becomes listed on the OTC-Bulletin Board;

  (e) That the newly appointed Board of Directors and Management of INFOBOOTH shall retain Shane Henty Sutton, to further represent INFOBOOTH and shall execute a consulting agreement to compensate Shane Henty Sutton a sum of 150,000 shares of common stock, to be issued pursuant to a Form S-8 to be filed by INFOBOOTH in consideration of such representation.


9. Termination. This Agreement may be terminated at any time before or at Closing, by;
       (a)The mutual agreement of the parties;
       (b)Any party if:
            (i) Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement.


    Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, REDCELL shall be responsible for the attorney fees and costs of INFOBOOTH with no further liability or obligation thereunder.

  10. Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

  11. Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may this Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver or relinquishment of such rights or power at any other time or times.

  12. Closing. The Closing of the transactions contemplated by this Agreement ("Closing") shall take place at the offices of Shane Henty Sutton, P.C., attorneys for INFOBOOTH, at
       1.00 P.M. on the first business day after the letter of the approval of SELLERS owning at least 70% of REDCELL's Common Stock or the shareholders of INFOBOOTH approving this Agreement and the matters referred to in section 7(a)(vi) herein, or such other date as the parties hereto shall mutually agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

  13. Prohibited Actions. Between the date hereof and the effective date of the merger, neither INFOBOOTH, REDCELL and SELLERS will, except with the prior written consent of the other:
            (a) issue or sell any stock, bonds, or other corporate securities;
            (b) incur any obligation or liability (absolute or contingent), except current liabilities incurred, and obligations under contracts entered into, other than in the ordinary course of business;
            (c) discharge or satisfy any lien or encumbrance or pay any obligation or liability (absolute or contingent) other than in the ordinary course of business;
            (d) make any dividend or other payment or distribution to its shareholders or Purchase or redeem any shares of its capital stock other than in the ordinary course of business;
            (e) mortgage, pledge, create a security interest in, or subject to lien or other encumbrance any of its assets, tangible or intangible other than in the ordinary course of business;
            (f) sell or transfer any of its tangible assets or cancel any debts or claims except in each case in the ordinary course of business other than in the ordinary course of business;
            (g) sell, assign, or transfer any trademark, trade name, patent, or other intangible asset;
            (h) waive any right of any substantial value other than in the ordinary course of business; or
            (i) enter into any other transaction other than in the ordinary course of business.

  14.  Further Instruments.   From time to time, as and when
       requested by the either of the parties or by its successors or assigns, the other party will execute and deliver, or cause to be delivered, all such deeds and other instruments; and will take or cause to be taken such further or other action as the parties may deem necessary or desirable in order to vest in and confirm to the purchaser title to and possession of all its property, rights, privileges, possessions, and franchises and otherwise to carry out the intent and purposes of this agreement.

  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the parties submit to and select the courts within that jurisdiction as the exclusive venue for the adjudication of any and all disputes.

  16.  Counterparts.   This Agreement may be executed in
       duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.


    IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.


INFOBOOTH INC.


By: /s/ Shane Henty Sutton
    Chairman

REDCELL CANADA INC.


By:    /s/ Cameron King
     Chairman
                        LIST OF EXHIBITS


Exhibit "A"           List of Sellers

Exhibit "B"           True and correct copies of REDCELL's
                        Certificate of Incorporation,
                        amendments thereto and all current By-
                        laws.

Exhibit "C"           Any material legal actions, lawsuits,
                        proceedings of    investigations, either
                        administrative or judicial, pending or
                        threatened, against or affecting
                        REDCELL, or against the Sellers that
                        arise out of their operation of
                        REDCELL.

Exhibit "D"      Evidence of REDCELL's licenses and
                    registrations necessary to permit REDCELL to conduct its current business.

Exhibit "E"      Any impediments to REDCELL's good,
                   marketable title including liens or
                   encumbrances of any nature whatever.

Exhibit "F"      Any money, securities, or property owed by
                   REDCELL to either the Principals of REDCELL or any member of their families or to any company controlled by such a person, directly or indirectly.

Exhibit "G"      REDCELL's audited financial statements as
                    of and for the period ended November 30, 2001.

Exhibit "H"      True and correct copies of INFOBOOTH's
                    Certificate of Incorporation amendments thereto and all current By-laws.

Exhibit "I"      INFOBOOTH's audited financial statements
                    for the fiscal    year ended January 31, 2001
                    and interim reports through to October 31, 2001.

Exhibit "J"      REDCELL's most recent Business Plan.

Exhibit "K"      Shares issuances after closing pursuant to
                 Acquisitions, Acquisition agreements and stock option plans